UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

MTS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14000 Technology Drive, Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 937-4000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2006 upon the recommendation by the Human Resources Committee, the Board of Directors of the Company approved the performance goals for participants under the Company’s Executive Variable Compensation (EVC) Plan for the Fiscal year 2007 performance period.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 28, 2006, the Board of Directors of MTS Systems Corporation (the “Company”) amended and restated the Bylaws to incorporate previously adopted amendments and to amend the Bylaws and clarify and update several provisions. The amendments adopted on November 28, 2006 include the following:

1.	Adding section headings for ease of reference.

2.	Updating/Shortening Article I, Sections 1 and 3 by referring to the Minnesota Business Corporation Act.

3.	Clarifying the shareowner vote requirements in Article I, Section 4.

4.	Updating “shareholder” to “shareowner”, and adding a provision in Article I, Section 5 allowing use of either term.

5.	Clarifying the procedure in Article II, Section 2 for adjourning a meeting of the Board if a quorum is lacking and transacting business until such adjournment.

6.	Clarifying the procedure in Article II, Section 3 for filling vacancies on the Board.

7.	Modernizing the notice provisions for Board meeting (Article II, Section 4).

8.	Relocating to Article II, Section 6, the text from Article VIII, Section 3 that authorizes the Board to adopt various benefit plans.

9.	Permitting an officer to delegate some or all of their duties and powers (Article IV, Section 7).

10.	Simplifying Article IV, Officers, to allow more flexibility for the Board and permitting the Board to remove any officer, and eliminating the Treasurer as a required officer of the Corporation.

11.	Revising Article VI, Offices, to allow executive management to authorize and establish offices.

The amendments became effective upon adoption on November 28, 2006. The description of the amendments to the Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 3.1 – Bylaws of the Company, as amended.

Exhibit 99.1 – 2007 Performance Goals Under the EVC Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: December 4, 2006	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of the Company, as amended.
99.1	2007 Performance Goals Under the EVC Plan.